SECURITIES AND EXCHANGE COMMISSION
                  WASHINGTON,  D.C.  20549

                         FORM  8-K
                        CURRENT REPORT

              Pursuant to Section 13 or 15 (d) of the
                 Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):
                              November 29, 2000
                              -----------------



                   FOODARAMA SUPERMARKETS, INC.
---------------------------------------------------------------
        (Exact name of registrant as specified in charter)



   New Jersey                  1-5745-1       21-0717108
---------------------------------------------------------------
(State or other jurisdiction  (Commission     (IRS Employer
   of incorporation)           file number)  Identification No.)



Building 6, Suite 1, 922 Highway 33, Freehold, New Jersey 07728 (Address of principal executive offices) (Zip code)



Registrant's telephone number, including area code:(732) 462-4700

   Item 5. Other Events


     On November 29, 2000 Foodarama Supermarkets, Inc. issued a press release which set forth the following information:

     Foodarama Supermarkets, Inc. (ASE-FSM) stated that Big V Supermarkets, Inc., a member of the Wakefern Food Corp., has filed for reorganization under Chapter 11 of the U.S. Bankruptcy Code and has publicly indicated its intent to depart from Wakefern Food Corp., the entity that provides Big V with distribution, marketing and back office support. The bankruptcy filing was made by Big V only and does not involve Wakefern or Foodarama.

        In a separate press release, Wakefern stated that Big V is a party to a supply agreement with Wakefern that requires Big V to give notice of its decision to leave the cooperative and to pay a substantial fee to Wakefern to make up for the loss of volume to the cooperative. Wakefern also stated that it assumes that Big V will honor its contractual commitments to Wakefern, and that Wakefern will take all appropriate actions to enforce its rights if Big V does not comply with its obligations.

        Foodarama is a member of the Wakefern cooperative. It is not possible to predict at this time what effect the reported actions of Big V will have upon Foodarama.

Accompanying this current report on Form 8-K is the press release dated November 29, 2000.



Item 7. Financial Statement and Exhibits


(c)  Exhibits.

Exhibit 20 Press Release

Exhibit 20


                                         CONTACT:       Michael Shapiro
                                                        Senior Vice President
                                                        Chief Financial Officer
                                                        (732) 294-2270

FOR IMMEDIATE RELEASE

        Freehold, N.J., November 29, 2000 - Foodarama Supermarkets, Inc. (ASE-FSM) stated that Big V Supermarkets, Inc., a member of the Wakefern Food Corp., has filed for reorganization under Chapter 11 of the U.S. Bankruptcy Code and has publicly indicated its intent to depart from the Wakefern Food Corp., the entity that provides Big V with distribution, marketing and back office support. The bankruptcy filing was made by Big V only and does not involve Wakefern or Foodarama.

        In a separate press release, Wakefern stated that Big V is a party to a supply agreement with Wakefern that requires Big V to give notice of its decision to leave the cooperative and to pay a substantial fee to Wakefern to make up for the loss of volume to the cooperative. Wakefern also stated that it assumes that Big V will honor its contractual commitments to Wakefern, and that Wakefern will take all appropriate actions to enforce its rights if Big V does not comply with its obligations.

        Foodarama is a member of the Wakefern cooperative. It is not possible to predict at this time what effect the reported actions of Big V will have upon Foodarama.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                             FOODARAMA SUPERMARKETS, INC.
                                  (REGISTRANT)



                             By: /S/ Michael Shapiro
                                 Michael Shapiro
                                 Senior Vice President
                             Chief Financial Officer


Date: December 4, 2000